                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. [ ])

Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement                    |_|  CONFIDENTIAL, FOR USE OF THE  COMMISSION  ONLY (AS
|_|  Definitive Proxy Statement                          PERMITTED BY RULE 14a-6(e)(2))
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-12

                          HANDHELD ENTERTAINMENT, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange  Act Rules  14a-6(i)(1)  and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:
                                                       $
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     (5)  Total fee paid:
                                                       $
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|_|  Fee paid previously with preliminary materials.

|_|  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

                          HANDHELD ENTERTAINMENT, INC.

                          539 Bryant Street, Suite 403
                             San Francisco, CA 94102
                            Telephone: (415) 495-6470
                               Fax: (415) 495-7708

                                                                   June 13, 2006

Dear Stockholder:

         You are cordially  invited to attend a Special  Meeting of Stockholders of Handheld  Entertainment,  Inc. (the  "Company")  on Friday,  June 23, 2006 at
10:00 a.m. at the  Company's  headquarters,  539 Bryant  Street,  Suite 403, San
Francisco,  California 94102. The accompanying  formal Notice of Special Meeting of Stockholders and Proxy Statement contain the items of business expected to be considered and acted upon at the meeting.

         We hope you will be able to attend  this  Special  Meeting,  but if you cannot,  it is important that your shares be  represented at the meeting.  Thus,
WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL  MEETING,  WE URGE YOU TO SIGN AND
RETURN THE ENCLOSED PROXY CARD OR VOTE BY TELEPHONE OR OVER THE INTERNET AT YOUR
EARLIEST  CONVENIENCE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. If
you so desire, you can withdraw your proxy and vote in person at the meeting.

         We welcome the opportunity to share our thoughts about the Company with our  stockholders  at this  meeting  and  look  forward  to your  questions  and comments.

                                   Sincerely,

                                   Jeffrey D. Oscodar
                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER

                          HANDHELD ENTERTAINMENT, INC.

                          539 Bryant Street, Suite 403
                             San Francisco, CA 94107
                            Telephone: (415) 495-6470
                               Fax: (415) 495-7708

                              --------------------

                            NOTICE OF SPECIAL MEETING
                                 OF STOCKHOLDERS

                            TO BE HELD JUNE 23, 2006

                              --------------------

         Notice is  hereby  given  that a Special  Meeting  of  Stockholders  of
Handheld  Entertainment,  Inc., a Delaware corporation (the "Company"),  will be held at  10:00  a.m.  local  time on  Friday,  June  23,  2006 at the  Company's headquarters,  539 Bryant Street, Suite 403, San Francisco,  California 94102 to
consider and act upon the following items of business:

         1.       To  authorize  the  Company to effect up to a 1-for-2  reverse stock split of the Company's common stock; and

         2.       To transact such other  business that may properly come before the Special Meeting or any adjournments thereof.

         All of the above matters are more fully  described in the  accompanying
Proxy Statement.

         Only  stockholders of record of the Company at the close of business on
May 25, 2006 will be  entitled  to receive  notice of and to vote at the Special
Meeting or any adjourned session. A list of all stockholders of record as of the record date will be open for inspection at the meeting.

         The accompanying Proxy Statement is being mailed to the stockholders on or about June 13, 2006.

                                   By Order of the Board of Directors

                                   William Bush
                                   ASSISTANT SECRETARY

San Francisco, CA
June 13, 2006

ALL STOCKHOLDERS  ARE INVITED TO ATTEND THE MEETING.  WHETHER OR NOT YOU PLAN TO
ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD
OR VOTE BY TELEPHONE  OR OVER THE  INTERNET  PROMPTLY SO THAT YOUR SHARES MAY BE
REPRESENTED  AT THIS  MEETING AND TO ENSURE A QUORUM.  NO POSTAGE IS REQUIRED IF
MAILED IN THE UNITED STATES USING THE ACCOMPANYING  ENVELOPE.  IF YOU ATTEND THE
MEETING,  YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES.  PROXIES CAN ALSO BE
REVOKED BY  SUBMITTING  A NEW PROXY WITH A LATER DATE OR BY  DELIVERING  WRITTEN
INSTRUCTIONS TO THE SECRETARY OF THE COMPANY.

         WHEN  COMPLETING  YOUR PROXY CARD,  PLEASE SIGN YOUR NAME AS IT APPEARS
PRINTED.  IF  SIGNING  AS  AN  ATTORNEY,  EXECUTOR,  ADMINISTRATOR,  TRUSTEE  OR
GUARDIAN, PLEASE GIVE YOUR FULL TITLE. A PROXY EXECUTED BY A CORPORATION MUST BE
SIGNED BY AN AUTHORIZED OFFICER.

                               PRELIMINARY COPIES
                               ------------------

                          HANDHELD ENTERTAINMENT, INC.
                                539 Bryant Street
                             San Francisco, CA 94107
                              Phone: (415) 495-6470
                               Fax: (415) 495-7708

                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 23, 2006

                             -----------------------

         This Proxy  Statement  and  accompanying  form of proxy is furnished in connection  with the  solicitation  of  proxies  by the  Board of  Directors  of
Handheld  Entertainment,  Inc., a Delaware corporation (the "Company"),  for the
Special  Meeting of  Stockholders  of the Company (the "Special  Meeting") to be
held at the Company's headquarters, 539 Bryant Street, Suite 403, San Francisco,
California  94102 on Friday,  June 23,  2006 at 10:00 a.m.  local time or at any adjournments thereof.

         At the Special  Meeting,  stockholders  will be asked: (1) to authorize the  Company  to effect up to a 1-for-2  reverse  stock  split of the  Company's common stock ("Common Stock");  and (2) to transact such other business that may properly come before the Special Meeting or any adjournments thereof.

GENERAL

         The  enclosed  proxy is  solicited  by the  Board of  Directors  of the
Company  (the  "Board")  for the  purposes  set forth in the  Notice of  Special
Meeting of Stockholders.  The solicitation is being made by mail and we may also use our officers, employees and consultants to solicit proxies from stockholders either  in  person  or  by  telephone,  facsimile,  e-mail  or  letter,  without additional  compensation.  We will  pay the cost for  solicitation  of  proxies, including preparation, assembly and mailing this Proxy Statement and proxy. Such costs normally include charges from brokers and other  custodians,  nominees and fiduciaries for the distribution of proxy materials to the beneficial  owners of our Common  Stock.  The  approximate  mailing date of this Proxy  Statement  and
Notice of Special Meeting and form of proxy is June 13, 2006.

         Pursuant  to a vote of the  Board,  each  stockholder  of record at the close of business on May 25, 2006 (the "record date"),  is entitled to notice of and vote at the Special Meeting. As of the close of business on the record date, we had 14,836,454 shares of Common Stock outstanding. Each share of Common Stock outstanding  on the  record  date  entitles  the  holder  thereof  to one  vote.
Consistent  with Delaware law and as provided under our By-laws,  the holders of shares  entitled  to  cast a  majority  of the  votes  entitled  to be cast on a particular  matter,  present in person or  represented  by proxy,  constitutes a quorum as to such matter.

REQUIRED VOTE

         The  affirmative  vote of the holders of a majority of our  outstanding
Common Stock is required to approve the reverse stock split under Proposal 1.

JUDGES OF ELECTION

         Votes  cast by  proxy  or in  person  at the  Special  Meeting  will be tabulated by persons appointed by our Board to act as Judges of Election for the meeting, as provided by our By-laws. The Judges of Election will count the total number of votes cast for approval of each  proposal for purposes of  determining whether sufficient affirmative votes have been cast. The Judges of Election will count  shares  represented  by proxies  that  reflect  abstentions  and  "broker non-votes" (i.e.,  shares  represented at the Special Meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons  entitled to vote and (ii) the broker or nominee does not have the  discretionary  voting  power on a  particular  matter)  as shares  that are present and  entitled  to vote on the matter for  purposes  of  determining  the presence  of a quorum.  Abstentions  and broker  non-votes  are treated as votes against the authorization of the reverse stock split.

TELEPHONE AND INTERNET VOTING

         Registered stockholders can vote their shares via a toll-free telephone call from the U.S.  and Canada or the  internet  in  addition  to mailing  their signed  proxy  card or voting in  person.  The  telephone  and  internet  voting procedures  are  designed to  authenticate  stockholders'  identities,  to allow stockholders  to vote their shares and to confirm that their  instructions  have been properly recorded.  Specific  instructions to be followed by any registered stockholder  interested in voting via telephone or the internet are set forth on the enclosed proxy card.  Stockholders who hold their shares in street name will need to contact their broker or other nominee to determine  whether they will be able to vote by telephone or electronically.

PROXIES

         Proxies returned to us or our transfer agent, American Stock Transfer &
Trust  Company  ("Transfer  Agent"),  and  properly  executed  will be  voted in accordance  with the  stockholders'  instructions.  You  specify  your choice by appropriately  marking the enclosed proxy card.  Brokers  holding shares for the account of their  clients may vote such  shares in the manner  directed by their clients.

         Any proxy which is timely  signed and returned  with no other  markings will be voted in accordance with the  recommendation  of our Board.  The proxies also give our  Board  discretionary  authority  to vote the  shares  represented thereby on any matter which was not known as of the date of this Proxy Statement and is properly presented for action at the Special Meeting.

         The execution of a proxy will in no way affect your right to attend the
Special  Meeting  and vote in  person.  You have the right to revoke  your proxy prior to the Special Meeting by giving notice to our Corporate Secretary, Garret
Cecchini, at our executive offices. You may also complete and submit a new proxy prior to the Special  Meeting or you may revoke a previously  submitted proxy at the Special Meeting by giving notice to our Secretary at the Special Meeting.

         For  convenience  in voting your shares on the enclosed  proxy card, we have enclosed a postage-paid  return  envelope to our Transfer  Agent,  who will assist in tabulating the stockholder vote.

         Our mailing  address is 539 Bryant  Street,  Suite 403, San  Francisco,
California  94107. Our telephone number is (415) 495-6470,  and facsimile number is (415) 495-7708.

                                 PROPOSAL NO. 1

                         APPROVAL OF REVERSE STOCK SPLIT

         Our Board has recommended that the  stockholders  approve a proposal to permit us to amend our  Certificate of  Incorporation  to effect a reverse stock split of the Common  Stock at a  specific  ratio to be  determined  by the Board within twelve months from the Special Meeting. If our stockholders  approve this proposal,  the Board will have the sole discretion to elect, as it determines to be in our best interests,  whether or not to effect the reverse stock split and, if so, the specific  ratio to be used, and the exact timing of the reverse stock split.  Upon  implementation  of the reverse stock split,  a number of shares of outstanding Common Stock, up to two shares, will be automatically converted into one share of Common Stock.

         In deciding  whether to implement the reverse stock split and the ratio to be used, the Board will consider, among other things, (i) the market price of our  Common  Stock  at such  time,  (ii)  the  number  of  shares  that  will be outstanding after the split,  (iii) the stockholders'  equity at such time, (iv)
the shares of Common Stock  available  for  issuance in the future,  and (v) the nature of our  operations.  The reverse stock split would only become  effective upon filing a Certificate of Amendment to our Certificate of Incorporation  (the
"Certificate of Amendment").  The form of Certificate of Amendment to effect the

                                      -2-

reverse  stock  split is  attached  to this Proxy  Statement  as ANNEX A and the following  discussion  is  qualified  in its  entirety  by the full  text of the
Certificate of Amendment.

PURPOSES OF THE REVERSE STOCK SPLIT

         We have applied to list our Common Stock on The Nasdaq Capital  Market.
The  listing  standards  of The Nasdaq  Capital  Market  require  stocks to have minimum  bid  price of $4.00  per  share at the time of their  initial  listing.
Because  our stock has traded  near $4.00 per share  recently,  our stock  price could trade  below the $4.00 per share level and could  remain at that level for any number of reasons,  many of which are beyond our control, and an increase in stock  price that could  result from a reverse  stock split would  substantially reduce the risk that  Nasdaq  would  reject our  application  to list our Common
Stock.

         The Board also  believes  that an increased  stock price may  encourage investor  interest  and improve the  marketability  and  liquidity of our Common
Stock.  Because of the  trading  volatility  often  associated  with  low-priced stocks, many brokerage firms and institutional  investors have internal policies and practices that either  prohibit them from investing in low-priced  stocks or tend to discourage  individual  brokers from  recommending  low-priced stocks to their  customers.  Some of those policies and practices may function to make the processing of trades in low-priced stocks economically  unattractive to brokers.
The Board  believes that the  anticipated  higher market price  resulting from a reverse  stock split may reduce,  to some extent,  the  negative  effects on the liquidity and marketability of the Common Stock inherent in some of the policies and practices of  institutional  investors and brokerage firms described  above.
Additionally,  because  brokers'  commissions  on  low-priced  stocks  generally
represent  a  higher   percentage  of  the  stock  price  than   commissions  on
higher-priced  stocks,  the current  average price per share of our Common Stock can result in individual  stockholders  paying  transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

         The Board  believes  that  stockholder  approval of a range of exchange ratios (rather than a fixed exchange  ratio) provides us with the flexibility to achieve the desired  results of the reverse  stock  split.  If the  stockholders approve this  proposal,  the Board would effect a reverse  stock split only upon the  Board's  determination  that a  reverse  stock  split  would be in our best interests at that time. If the Board were to effect a reverse  stock split,  the
Board would set the timing for such a split and select the specific ratio within the range set forth herein.  No further action on the part of stockholders  will be  required  to either  implement  or  abandon  the  reverse  stock  split.  If stockholders  approve the  proposal,  and the Board  determines to implement the reverse stock split, we would communicate to the public,  prior to the effective date of the reverse  split,  additional  details  regarding  the reverse  split, including the specific ratio the Board selects.  If the Board does not implement the reverse stock split within 12 months from the Special Meeting, the authority granted in this proposal to implement  the reverse  stock split will  terminate.
The Board  reserves  its  right to elect not to  proceed,  and to  abandon,  the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in our best interests.

POTENTIAL RISKS OF THE REVERSE STOCK SPLIT

         If the  Board  were to effect a reverse  stock  split,  there can be no assurance  that the bid price of the Common  Stock will  continue  at a level in proportion to the reduction in the number of outstanding  shares  resulting from the reverse  stock  split.  For example,  based on the closing  price on the OTC
Bulletin  Board of our Common  Stock on May 30, 2006 of $4.45 per share,  if the
Board decided to implement a reverse stock split at a ratio of 1-for-1.5,  there can be no assurance that the  post-split  market price of our Common Stock would be $6.675 or greater. Accordingly, the total market capitalization of our Common
Stock after the proposed  reverse stock split may be lower than the total market capitalization before the proposed reverse stock split.

         Additionally,  the  liquidity  of our Common  Stock  could be  affected adversely by the reduced  number of shares  outstanding  after the reverse stock split.  Although the Board  believes that a higher stock price may help generate investor  interest,  there can be no assurance that the reverse stock split will result  in a  per-share  price  that will  attract  institutional  investors  or investment funds or that such share price will satisfy the investing  guidelines of  institutional  investors or  investment  funds.  As a result,  the decreased liquidity that may result from having fewer shares outstanding may not be offset by increased investor interest in our Common Stock.

                                      -3-

PRINCIPAL EFFECTS OF A REVERSE STOCK SPLIT

         COMMON STOCK

         Our Common Stock is currently  registered  under  Section  12(g) of the
Exchange  Act,  and  we  are  subject  to  the  periodic   reporting  and  other
requirements  of the  Exchange  Act. No reverse  stock split within the range of ratios  proposed  will  affect the  registration  of our Common  Stock under the
Exchange  Act. Our Common Stock is  currently  quoted on the OTC Bulletin  Board under the symbol  "HNDH." We are  currently  applying  to have our Common  Stock listed on The Nasdaq  Capital  Market or a  national  securities  exchange.  The reverse  stock split would be  implemented  to enable us to comply with  certain listing requirements relating to the price of our Common Stock.

         After the effective date of any reverse stock split,  each  stockholder will own fewer shares of our Common Stock. However, the reverse stock split will affect all of our stockholders  uniformly and will not affect any  stockholder's percentage  ownership  interests  in us,  except to the extent  that the reverse stock split  results in any of our  stockholders  owning a  fractional  share as described below. Proportionate voting rights and other rights and preferences of the holders of our Common Stock will not be affected by the reverse  stock split other  than as a result of the  payment  of cash in lieu of  fractional  shares.
Further,  the  number of  stockholders  of record  will not be  affected  by the reverse  stock  split,  except to the extent that any  stockholder  holds only a fractional  share interest and receives cash for such interest after the reverse stock split, as discussed below.

         A reverse stock split is likely to result in some  stockholders  owning
"odd-lots" of fewer than 100 shares of Common Stock.  Brokerage  commissions and other costs of transactions  in odd lots are generally  somewhat higher than the costs of transactions on "round-lots" of even multiples of 100 shares. A reverse stock split would not change the number of authorized shares of the Common Stock as designated by our Certificate of Incorporation. Therefore, because the number of issued and outstanding  shares of Common Stock would decrease,  the number of shares  remaining  available for issuance  under our  authorized  pool of Common
Stock would increase.

         These additional shares of Common Stock would be available for issuance from time to time for  corporate  purposes such as raising  additional  capital, acquisitions of companies or assets and sales of stock or securities convertible into or exercisable  for Common Stock.  We believe that the  availability of the additional shares will provide us with the flexibility to meet business needs as they  arise  and to take  advantage  of  favorable  opportunities.  If we  issue additional  shares for any of these  purposes,  the  ownership  interest  of our current stockholders would be diluted. Although we continually examine potential acquisitions of companies or assets or other favorable opportunities,  there are no current plans or  arrangements  to issue any additional  shares of our Common
Stock  for  such  purposes,   other  than  in  connection   with  our  currently
contemplated underwritten public offering.

         This proposal has been prompted  solely by the business  considerations discussed in the preceding  paragraphs.  Nevertheless,  the additional shares of
Common Stock that would become  available  for issuance if a reverse stock split is effected  could also be used by the Company's  management to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of  management,  including  transactions  that are  favored by a majority of the stockholders or in which the stockholders  might otherwise receive a premium for their shares over  then-current  market  prices or benefit in some other manner.
For example,  without further stockholder approval,  the Board could sell shares of Common  Stock in a  private  transaction  to  purchasers  who would  oppose a takeover  or favor the  current  Board.  The  Board is not aware of any  pending takeover or other  transactions  that would result in a change in control of the
Company, and the proposal was not adopted to thwart any such efforts.

         The following table depicts,  by way of example,  the potential effects of the reverse stock split,  assuming  exchange  ratios within the 1-for-1.25 to
1-for-2 range, upon the number of shares of Common Stock outstanding, the number of shares  of Common  Stock  reserved  for  future  issuance  and the  number of authorized  but  unissued  shares of Common  Stock that would be  available  for issuance after the reverse stock split at each given ratio. As discussed  above, the  number  of  shares  of  Common  Stock  authorized  for  issuance  under our
Certificate of Incorporation would remain unaffected by the reverse stock split.
Although the following table sets forth various reverse stock split ratios,  the
Board may choose any ratio within the authorized range.

                                      -4-

-----------------------------------------------------------------------------------------------------------
                                                              Shares Reserved for    Shares Available for
  Reverse Stock Split Ratio     Common Stock Outstanding           Issuance                 Issuance
-----------------------------------------------------------------------------------------------------------
                                       14,836,454                   543,589                34,619,957
    As of the record date
-----------------------------------------------------------------------------------------------------------

          1-for-1.25                 11,869,163 (1)               434,871 (2)              37,695,966
-----------------------------------------------------------------------------------------------------------

          1-for-1.5                  9,890,969 (1)                362,393 (2)              39,746,638
-----------------------------------------------------------------------------------------------------------
                                     7,418,227 (1)                271,795 (2)              42,309,978
           1-for-2
-----------------------------------------------------------------------------------------------------------

(1)    Represents the total number of shares of Common Stock  outstanding  after the  reverse  stock  split,  but  without  giving  effect to any  changes resulting from the payment of cash in lieu of fractional shares.

(2)    Represents  the total  number of shares  of  Common  Stock  reserved  for issuance pursuant to stock option plans, employee stock purchase plan and warrants,  but without  giving effect to any changes  resulting  from the payment of cash in lieu of fractional shares.

         OPTIONS AND WARRANTS

         In addition, all outstanding options and warrants to purchase shares of our Common Stock would be adjusted as a result of any reverse  stock  split,  as required by the terms of those securities.  In particular,  the number of shares issuable upon the exercise of each instrument would be reduced, and the exercise price per share, if applicable, would be increased, in accordance with the terms of each instrument and based on the ratio of the reverse stock split.  Also, the number of shares  reserved  for  issuance  under our  existing  stock option and equity incentive plans would be reduced proportionally based on the ratio of the reverse stock split.

         FRACTIONAL SHARES

         No fractional  shares of our Common Stock will be issued as a result of the proposed reverse stock split.  Instead,  stockholders who otherwise would be entitled to receive  fractional  shares because they hold a number of shares not evenly  divisible by the  exchange  ratio will,  upon  surrender to the exchange agent of the certificates  representing  such fractional  shares, be entitled to receive cash in an amount equal to the fair market value of any such  fractional shares as described below.

         In lieu of issuing  fractional  shares, we may either: (i) directly pay each  stockholder who would otherwise be entitled to receive a fractional  share an amount in cash equal to the average  closing stock price of our Common Stock, as  quoted  on the OTC  Bulletin  Board,  for the  last ten  (10)  trading  days immediately  prior  to the  day  the  reverse  stock  split  becomes  effective, multiplied by the fractional  share amount,  or (ii) elect to round fractions up to the nearest whole share.

         IMPLEMENTATION AND EXCHANGE OF STOCK CERTIFICATES

         If our  stockholders  approve this  proposal  and our Board  decides to effectuate a reverse stock split,  we will file an amendment to our  Certificate of Incorporation  with the Delaware  Secretary of State. The reverse stock split will become effective at the time specified in the amendment, which we expect to be the next business day after the filing of the  amendment,  and which we refer to as the effective date.

         As of the effective date of the reverse stock split,  each  certificate representing  shares of our Common Stock before the reverse stock split would be deemed, for all corporate purposes,  to evidence ownership of the reduced number of shares of our Common Stock  resulting  from the reverse  stock split,  except that  holders  of  unexchanged  shares  would not be  entitled  to  receive  any dividends or other distributions payable by the Company after the effective date until they  surrender  their old stock  certificates  for  exchange.  All shares underlying options and warrants and other securities would also be automatically adjusted on the effective date.

                                      -5-

         Our  transfer  agent,  American  Stock  Transfer  & Trust  Company,  is expected to act as the exchange agent for purposes of implementing  the exchange of  stock  certificates.  As soon  as  practicable  after  the  effective  date, stockholders and holders of securities exercisable for our Common Stock would be notified of the effectiveness of the reverse stock split. Stockholders of record would receive a letter of  transmittal  requesting  them to surrender  their old stock certificates for new stock certificates  reflecting the adjusted number of shares as a result of the reverse stock split.  Persons who hold their shares in brokerage  accounts  or "street  name" would not be required to take any further actions to effect the exchange of their  shares.  No new  certificates  would be issued to a stockholder  until such  stockholder has surrendered any outstanding certificates  together  with the  properly  completed  and  executed  letter  of
transmittal  to  the  exchange  agent.   Until   surrender,   each   certificate
representing  shares before the reverse  stock split would  continue to be valid and would  represent  the  adjusted  number of shares  based on the ratio of the reverse stock split.  Stockholders  should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal.

NO APPRAISAL RIGHTS

         In   connection   with  the  approval  of  the  reverse   stock  split,
stockholders  of the Company will not have a right to dissent and obtain payment for their  shares under  Delaware law or our  Certificate  of  Incorporation  or
bylaws.

TAX CONSEQUENCES

         The following  discussion sets forth the material United States federal income  tax  consequences  that  management  believes  will  apply to us and our stockholders  who are United States holders at the effective time of the reverse
stock  split.   This  discussion  does  not  address  the  tax  consequences  of transactions  effectuated prior to or after the reverse stock split,  including, without limitation, the tax consequences of the exercise of options, warrants or similar rights to purchase stock.  Furthermore,  no foreign,  state or local tax considerations are addressed herein. For this purpose, a United States holder is a stockholder  that is: (i) a citizen or resident of the United  States,  (ii) a domestic  corporation,  (iii) an estate whose income is subject to United States federal income tax regardless of its source,  or (iv) a trust if a United States court can exercise primary  supervision over the trust's  administration and one or more  United  States  persons  are  authorized  to  control  all  substantial decisions of the trust.

         Other  than  with  respect  to any cash  payments  received  in lieu of fractional  shares  discussed  below,  no gain or loss should be recognized by a stockholder  upon his or her  exchange of  pre-reverse  stock  split  shares for post-reverse  stock split shares.  The  aggregate tax basis of the  post-reverse stock split shares  received in the reverse stock split  (including any fraction of a new  share  deemed  to  have  been  received)  will  be  the  same  as  the stockholder's  aggregate  tax  basis  in  the  pre-reverse  stock  split  shares exchanged therefor.  The stockholder's holding period for the post-reverse stock split  shares will  include the period  during  which the  stockholder  held the pre-reverse stock split shares surrendered in the reverse stock split.

         A  stockholder  who receives  cash in lieu of a  fractional  share that would  otherwise be issued in the reverse stock split will be deemed for federal income tax purposes to have first  received the fractional  share,  with a basis and holding period  determined in accordance with the foregoing  paragraph.  The stockholder  will then be deemed to have sold that fractional  share back to the
Company for the cash actually  received.  The receipt of cash in the deemed sale of a  fractional  share  will  result  in a  taxable  gain or loss  equal to the difference between the amount of cash received and the holder's adjusted federal income  tax basis in the  fractional  share.  Gain or loss will  generally  be a capital gain or loss.  Capital gain of a  noncorporate  United  States holder is generally  taxed at a lower  rate than other  income  where the  property  has a holding period of more than one year. Deduction of capital losses are subject to limitation.

         We should  not  recognize  any gain or loss as a result of the  reverse stock split.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The  affirmative  vote of the holders of a majority of our  outstanding
Common Stock is required to approve this proposal.  OUR BOARD  RECOMMENDS A VOTE
"FOR" THE REVERSE STOCK SPLIT.

                                      -6-

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The  following  table sets forth  information  regarding  the number of shares of our Common Stock beneficially owned on the record date by:

         o    each person who is known by us to  beneficially  own 5% or more of our Common Stock;
         o    each of our directors;
         o    each  of our  chief  executive  officer  and all  other  executive officers who received  total annual  salary and bonus in excess of
              $100,000 during fiscal year 2005; and
         o    all of our directors and named executive officers as a group.

Except as otherwise set forth below,  the address of each of the persons  listed below is 539 Bryant Street, Suite 403, San Francisco, CA 94107.

                    Name and Address of                  Number of Shares
                     Beneficial Owner                 Beneficially Owned (1)     Percentage of Class (2)
--------------------------------------------------------------------------------------------------------

5% STOCKHOLDERS:

David N. Baker                                             1,117,954 (3)                  7.5%
41 Sutter Street
San Francisco, CA  94104

Goldpine Partners, LLC                                     1,009,747 (4)                  6.8%
1129 State Street, Suite 6
Santa Barbara, CA 93101

Joseph Abrams                                               827,956 (4)                   5.6%
131 Laurel Grove Avenue
Kentfield, CA  94904

DIRECTORS AND NAMED EXECUTIVE OFFICERS:

Jeff Oscodar                                                935,510 (5)                   5.9%
Tim Keating                                                 292,500 (6)                   1.9%
Garrett Cecchini                                            719,000 (7)                   4.8%
Carl Page                                                  3,480,152 (8)                  23.5%
Greg Sutyak                                                 310,000 (9)                   2.0%
Bill Keating                                                292,500 (6)                   1.9%
Geoff Mulligan                                             379,000 (10)                   2.6%
Nathan Schulhof                                                  0                          0
All officers and directors as a group (8 persons)            6,408,662                    36.5%
                                                        (5)(6)(7)(8)(9)(10)
------------------

(1)      Unless otherwise  indicated,  includes shares owned by a spouse,  minor children and relatives sharing the same home, as well as entities owned or controlled by the named person.  Also includes  options and warrants to purchase shares of Common Stock  exercisable  within 60 days. Unless otherwise  noted,  shares are owned of record and  beneficially  by the named person.

(2)      Based upon 14,836,454  shares of Common Stock outstanding on the record date and including,  with respect to each individual holder,  rights to acquire Common Stock exercisable within 60 days.

                                      -7-

(3)      Based on a Schedule 13G filed by Mr. Baker with the SEC on February 27,
         2006 and the Company's  knowledge of an additional  transfer.  Includes
         280,455  shares  held by the David N. Baker  Alaska  Trust and  175,000 shares held by Core Fund,  L.P. Mr. Baker is the managing  principal of
         Core Fund Management,  L.P., which is the general partner of Core Fund,
         L.P., and therefore has sole voting and dispositive  power with respect to the shares held by Core Fund, L.P.

(4)      Based on a Schedule  13G filed by Mr.  Abrams  with the SEC on February
         27, 2006 and the Company's knowledge of an additional transfer.

(5)      Includes  935,510 shares issuable upon exercise of outstanding  options that are currently  exercisable  or will become  exercisable  within 60 days.

(6)      Includes 292,500 shares issuable upon exercise of outstanding  warrants that are currently  exercisable  or will become  exercisable  within 60 days.  A warrant to purchase  585,000  shares was  initially  issued to
         Nekei  Consulting,  LLC, and entity controlled by Tim and Bill Keating.
         The beneficial  ownership of that warrant was split equally between Tim and Bill Keating.

(7)      Includes  295,000 shares issuable upon exercise of outstanding  options that are currently  exercisable  or will become  exercisable  within 60 days.

(8)      Based on a  Schedule  13D  filed by Mr.  Page  with the SEC on April 6,
         2006, as amended on May 18, 2006.  Includes 65,000 shares issuable upon exercise  of  outstanding  options  and  60,000  shares  issuable  upon exercise of outstanding warrants that are currently exercisable or will become exercisable within 60 days.

(9)      Includes  310,000 shares issuable upon exercise of outstanding  options that are currently  exercisable  or will become  exercisable  within 60 days.

(10)     Shares are jointly held by Mr. Mulligan and his wife.

                                  OTHER MATTERS

         It is not expected  that any matters  other than those in the Notice of
Special Meeting,  as described in this Proxy  Statement,  will be brought before the Special  Meeting.  If any other matters are  presented,  however,  it is the intention  of the persons  named in the proxy to vote the proxies in  accordance with the discretion of the persons named in such proxy.

                   COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         Stockholders wishing to communicate with the Company's Board as a whole or with certain directors,  including committee  chairpersons or the Chairman of the Board,  individually,  may do so by writing the  Corporate  Secretary at the
Company's   headquarters  at  539  Bryant  Street,  Suite  403,  San  Francisco,
California 94102. Each stockholder communication should include an indication of the  submitting  stockholder's  status  as a  stockholder  of  the  Company  and eligibility  to  submit  such  communication.  Each such  communication  will be received for handling by the Corporate Secretary, who will maintain originals of each communication  received and provide copies to (i) the Chairman and (ii) any other  appropriate  committee(s) or director(s) based on the expressed desire of the  communicating  stockholder  and content of the subject  communication.  The
Corporate  Secretary  also will  coordinate  with the  Chairman to  facilitate a response, if it is believed that a response is appropriate or necessary, to each communication  received.  The Board, or a committee the Board  designates,  will review all stockholder  communications  received on a periodic basis.  The Board reserves  the right to revise  this  policy in the event  that this  process  is abused,  becomes  unworkable or otherwise does not efficiently serve the purpose of the policy.

                                      -8-

                              STOCKHOLDER PROPOSALS

         All  stockholder  proposals  intended to be submitted at the  Company's next annual  meeting of  stockholders  must be received by the  Secretary of the
Company on or before the date to be  specified  in the  Company's  Form  10-QSB, which  date  shall be a  reasonable  time  before we begin to print and mail our proxy materials for such meeting, in order to be considered for inclusion in the
Company's proxy materials for such meeting.

         The  Company's  By-Laws  provide  that  notice  of  a  nomination  by a stockholder with respect to the election of directors at our annual meeting must contain  the  information  specified  in the By-Laws and must be received by the
Company's  Corporate Secretary not less than 60 days nor more than 90 days prior to the anniversary  date of the preceding  year's annual meeting or in the event the date of the  meeting is  changed by more than 30 days from such  anniversary date,  notice by the  stockholder  must be  received  no later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made.

                              AVAILABLE INFORMATION

         We are  subject to the  informational  requirements  of the  Securities
Exchange  Act of 1934,  as amended,  which  requires us to file  reports,  proxy statements  and other  information  with the SEC.  You may  inspect  and request copies  (at  prescribed  rates)  of our  reports,  proxy  statements  and  other information  filed by us at the public reference  facilities at the SEC's office at Judiciary Plaza,  100 F Street,  N.E.,  Washington,  D.C. 20549, at the SEC's
Regional  Office at Room 1102,  Jacob K.  Javits  Federal  Building,  26 Federal
Plaza,  New York,  NY 10278 and at the SEC's  Regional  Office at 44  Montgomery
Street, Suite 1100, San Francisco,  CA 94101. Our reports,  proxy statements and other information can also be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov.

                                      -9-

                                                                         ANNEX A

                            CERTIFICATE OF AMENDMENT
                                       TO
                        THE CERTIFICATE OF INCORPORATION
                                       OF
                          HANDHELD ENTERTAINMENT, INC.

         Handheld  Entertainment,  Inc., a  corporation  organized  and existing under and by virtue of the General Corporation Law of the State of Delaware (the
"Corporation"),

                              DOES HEREBY CERTIFY:

         1. That the Certificate of  Incorporation of the Corporation be amended by inserting the  following  text at the end of Article  Fourth  thereof so that such text shall be and read as follows:

            "C.   REVERSE   STOCK   SPLIT.   Each  [X*]  issued  and
            outstanding  share  of  Common  Stock as of the date and
            time   immediately   preceding   the   filing   of  this
            Certificate of Amendment (the "Split  Effective  Date"),
            shall be combined and converted  automatically,  without
            further   action,   into   one  (1)   fully   paid   and
            non-assessable  share of  Common  Stock.  In lieu of any
            fractional  shares to which a holder would  otherwise be
            entitled,  the Corporation shall [pay cash equal to such
            fraction  multiplied  by the  fair  market  value of one
            share (equal to the average of the closing  prices for a
            share of Common Stock for the last ten (10) trading days
            immediately  prior to the Split Effective  Date)] [round
            up to the next whole share].  Each holder of record of a
            certificate   which   immediately  prior  to  the  Split
            Effective Date represents  outstanding  shares of Common
            Stock  (the "Old  Certificates")  shall be  entitled  to
            receive upon surrender of such Old  Certificates  to the
            Corporation's   transfer  agent  for   cancellation,   a
            certificate  (the "New  Certificates")  representing the
            number  of whole  shares of  Common  Stock  into and for
            which  the  shares  formerly  represented  by  such  Old
            Certificates  so surrendered  are  exchangeable  [plus a
            cash payment in place of the  fractional  share equal to
            the fair market value of the fractional  share] [rounded
            up to the next whole  share of Common  Stock].  From and
            after the Split Effective Date, Old  Certificates  shall
            represent  only the right to  receive  New  Certificates
            pursuant to the provisions hereof."

         2. That a resolution was duly adopted by unanimous  written  consent of the  directors  of the  Corporation,  pursuant  to  Section  242 of the  General
Corporation  Law of the State of  Delaware,  setting  forth the  above-mentioned amendment to the Certificate of Incorporation and declaring said amendment to be advisable.

         3. That at a Special Meeting of Stockholders of the  Corporation,  duly called  and  held,  said  amendment  was duly  adopted  in  accordance  with the provisions  of Section  242 of the  General  Corporation  Law by  obtaining  the affirmative vote of a majority of the outstanding  shares of Common Stock of the
Corporation.

         IN WITNESS WHEREOF, this Certificate of Amendment of the Certificate of
Incorporation  has been signed by the Chief Executive Officer of the Corporation this ____ day of June, 2006.

HANDHELD ENTERTAINMENT, INC.

By:
    -----------------------------------
    Jeffrey D. Oscodar
    President & Chief Executive Officer

*   X shall be a number between 1.25 to 2.0, as determined by the Board.

                                      -10-

                               PRELIMINARY COPIES
                               ------------------

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                          HANDHELD ENTERTAINMENT, INC.

                     PROXY - SPECIAL MEETING OF STOCKHOLDERS
                                  JUNE 23, 2006

         The undersigned hereby appoints Jeffrey D. Oscodar and William J. Bush, and each of them, the true and lawful  attorneys and proxies of the undersigned, with full power of  substitution,  to vote all of the shares of Common  Stock of
Handheld  Entertainment,  Inc. (the "Company") which the undersigned is entitled to vote at the Special  Meeting of Stockholders of the Company to be held at the
Company's headquarters, 539 Bryant Street, Suite 403, San Francisco,  California
94102,  on June 23,  2006,  at 10:00  a.m.  local  time,  or at any  adjournment thereof.

         The undersigned  hereby revokes any proxy or proxies  heretofore  given and  acknowledges  receipt of a copy of the Notice of Annual  Meeting  and Proxy
Statement, both dated June 13, 2006.

THIS PROXY WILL BE VOTED IN ACCORDANCE  WITH ANY DIRECTIONS  HEREIN GIVEN. IF NO
DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED TO APPROVE THE REVERSE STOCK SPLIT.

1. To authorize the Company to effect up to a 1-for-2 reverse stock split of the
Company's common stock.

              FOR [___]                 AGAINST [___]              ABSTAIN [___]

NOTE:  Your  signature  should appear the same as your name appears  hereon.  If signing  as  attorney,  executor,  administrator,  trustee or  guardian,  please indicate  the capacity in which  signing.  When  signing as joint  tenants,  all parties in the joint  tenancy must sign.  When a corporation  gives a proxy,  an authorized officer should sign it.

Signature:                                                 Date:
           -----------------------------------------             ---------------

Signature:                                                 Date:
           -----------------------------------------             ---------------

                                      -11-